Exhibit 10.12

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COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

CONFIDENTIAL

Xeris/Bachem	Quality Assurance Agreement

This Quality Assurance Agreement (the “Quality Assurance Agreement”) is made as of November 20, 2015 (“Effective Date”) between Bachem AG, an entity organized under the laws of Switzerland, with its principal place of business at Hauptstrasse 144, CH-4416 Bubendorf, Switzerland (“Bachem”), and Xeris Pharmaceuticals, Inc. an entity organized under the laws of Texas with its principal place of business at 3208 Red River Street, Suite 300, Austin, TX 78705, USA (“Xeris”).

PREAMBLE

WHEREAS, Bachem is engaged in the business of manufacturing of active pharmaceutical ingredients (API) and has a broad proprietary know-how in the development of the manufacturing process for peptides including related analytical methods as well as in the manufacturing of peptides:

WHEREAS, Xeris is a company engaged in research, development and eventual commercialization and sate of medicinal products.

WHEREAS, the Parties now desire to set forth in this Quality Assurance Agreement a plan, prepared by Xeris and Bachem, for determining the conformity of Product supplied by Bachem to Xeris under this Agreement to the Specifications (as defined below).

NOW THEREFORE, in consideration of premises and mutual promises herein made, and in consideration of representations, warranties, and covenants herein contained, Bachem and Xeris agree as follows:

ARTICLE 1

PREAMBLE AND DEFINITIONS

Section 1.1 Preamble. The preamble to this Quality Assurance Agreement forms an integral part hereof.

Section 1.2 Definitions. Unless the context otherwise requires, the following terms as used in this Quality Assurance Agreement shall have the following meaning:

“Annex” means an exhibit annexed lo and forming part of this Quality Assurance Agreement.

“Competent Authorities” mean the FDA in the United States or any other applicable national, supranational, federal, state or local regulatory agency or entity having the responsibility, jurisdiction, and authority to approve the clinical manufacture, use, importation, packaging, labeling, marketing, and sale of Product or Xeris’ Pharmaceutical Products in any country where Bachem has authorized Xeris to access Bachem’s DMF.

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“Xeris’ Pharmaceutical Products” means Xeris’ pharmaceutical medications or formulations, including those in any manner arising or resulting from the use of the Product in connection with the above medications.

“Certificate of Analysis” means a certificate In writing for each batch of Product, signed by a Qualified Person or its deputy, that provides full analytical results of the batch of Product, a TSE-Safely-Certificate and certifies (a) the conformity of the batch of Product to the Specifications and (b) that manufacturing and release records of the respective batch of Product were reviewed by Bachem and manufacturing and release of the respective batch of Product is in accordance with all applicable cGMP requirements. All Product batches delivered to Xeris or its designee shall comply with provisions of this Quality Assurance Agreement.

“Confidential Information” means, with respect to a Party, all information of a confidential nature which may be disclosed by or on behalf of that Party to the other Party including, but not limited to, the Product Information and information relating to the disclosing Party’s business or scientific strategies, research, product development, marketing, customers. Opportunities, finances, sales and pricing of products, processes, and all other written information clearly identified as “Confidential” when submitted by the disclosing Party to the receiving Party.

“DMF” means Drug Master File maintained with the FDA or its equivalent maintained with a Competent Authority in any other country mutually agreed between the Parties.

“GMP or cGMP” means the (a) current regulations for Good Manufacturing Practice as outlined in the US Code of Federal Regulations and applicable FDA guidance documents as amended and (b) the ICH 07 guideline for the production and release of active substances and in EC Directive 2003/94/EC as amended from time to time and transposed into the respective national laws at the member states of the European Union and the equivalent US (FDA) laws and regulations.

“Latent Defect” means, with respect to Product, a hidden or latent defect not detected by the analytical test methods in operation at the date of shipment to Xeris of the relevant Product by Bachem and which was not detected by Xeris during the initial Testing Period.

“Manufacture” means the manufacture, processing, packing, or holding of a product including packaging and labelling operations, testing, and quality control and QA release.

“Major Deviation” means a deviation with the potential to have an impact on Product quality, safety, efficacy or stability.

“Minor Deviation” means any deviation that will not have an impact on Product quality, safety, efficacy or stability.

“Major Change” means a change that may adversely impact quality, safely, efficacy, stability, or regulatory compliance of the Product. Any change that will require regulatory authority approval is also defined as a Major Change.

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“Minor Change” means a change that will not have any adverse impact on Product quality, safely, efficacy, stability, or regulatory compliance, and will not require authority approval.

“OOS” means out of specification and, with respect to a Product or testing of a Product, means that the Product does not conform to the Specifications or the results of testing of the Product indicate non-conformance of the Product to the Specifications.

“Party” or “Parties” shall mean Bachem or Xeris, Individually or collectively as the context requires.

“Product” means synthetically manufactured human Glucagon as described in more detail in the Specifications in Annex 1 of this Quality Assurance Agreements non-sterile active pharmaceutical ingredient(s) in bulk form, manufactured under GMP requirements.

“Qualified Person” has the meaning ascribed to it in EC Directive 2003/94/EEC as amended or as m any other applicable GMP regulation.

“Specifications” means the specifications for the Product, as more specifically described in Annex 1 of this Quality Assurance Agreement. Annex 1 may be modified from time to time by written amendment to this Quality Assurance Agreement in accordance with Section 12.4.

“Testing Period” means the time after Xeris’ receipt of any shipment of Product to subject such Shipment, on a sample basis, to quality control testing to determine conformity with the relevant Specifications (including COAs and COCs), and whether or not a Product is free from defects in workmanship or materials, and manufactured according to cGMP.

“TSE-Safety-Certificate” means a certificate certifying that a batch of the Products) complies with or is outside the scope of monograph 5.2.8 of the European Pharmacopeia.

“USP” means current United States Pharmacopeia official compendia of standards.

“EP” means current European Pharmacopoeia official compendia of standards.

Section 1.3 Interpretation. Words denoting the singular include the plural and vice versa, words denoting a gender include all genders, and words denoting persons include corporations and all other legal entities.

ARTICLE 2

SUBJECT OF THIS QUALITY ASSURANCE AGREEMENT

Section 2.1 The purpose of this Quality Assurance Agreement is to define and to establish the obligations and responsibilities of Bachem and Xeris relating to the quality assurance requirements of the manufacture, release and supply of the Product pursuant to the Agreement by Bachem in accordance with GMP guidelines tor active pharmaceutical ingredients (APIs), namely the US Code of Federal Regulation, Parts 11, 210, 211, applicable

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CONFIDENTIAL

FDA guidance documents and ICH 07 GMP Guide for APIs as accepted and implemented by the national and international regulations of the European Community, the United States of America, Japan and the member slates of the Pharmaceutical inspection Convention (PIC) scheme.

ARTICLE 3

QUALITY ASSURANCE AGREEMENT CONTACT INFORMATION

Section 3.1 Notices. Any notice, request, delivery, approval or consent required or permitted to be given under this Quality Assurance Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by telecopy with a confirming copy, by e-mail with a confirming copy, sent by Overnight courier or registered mail to the Party to whom it is directed at its address shown in Section 3.02 and Section 3.03 or such other address as such Party shall have last given by notice 10 the other Party.

Section 3.2 Notices to Bachem. Any notice to Bachem under this Quality Assurance Agreement shall be addressed to:

Bachem AG, Hauptstrasse 144

4410 Bubendorf, Switzerland

[***]

[***]

[***]

[***]

Section 3.3 Notices to Xeris. Any notice to Xeris Shall be addressed to:

Xeris Pharmaceuticals Inc., 3208 Red River Street, Suite 300

Austin, TX 78705

[***]

[***]

[***]

ARTICLE 4

THE PRODUCT

Section 4.1 Product. The Product covered by this Quality Assurance Agreement, together with the related Specifications, is listed in Annex 1.

ARTICLE 5

SUPPLY AND MANUFACTURE

Section 5.1 Premises and Subcontracting. Bachem will manufacture and release the Product at its Site in Bubendorf, Switzerland. Bachem may subcontract quality control work provided that the respective contract laboratories have been qualified by Bachem. In case Bachem subcontracts any work. Bachem is solely responsible for the fulfillment of the obligations of this Quality Assurance Agreement by its subcontractors Bachem agrees to only use qualified laboratory resources listed in Annex I Any modification to the approved contract laboratories list will require prior notice to Xeris.

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Section 5.2 GMP Guidelines. The premises, equipment and systems used to manufacture and release the Product must be in compliance with all applicable GMP requirements for APIs, including the principles detailed in the US Code of Federal Regulations, Parts 11, 210, 211, and ICH Q7 GMP Guide for APIs, as accepted and implemented by the national and international regulations of the European Community, the United States of America, Japan and the member slates of the PIC scheme.

Section 5.3 Materials. Bachem shall be responsible for procuring all materials for manufacturing, release and supply of the Product. Bachem shall also be responsible for the specifications and the release of such materials. Upon Xeris’ request, Bachem shall provide access to such specifications and release documents for such materials to Xeris for review at Bachem’s Site in Bubendorf.

Section 5.4 Manufacturing Batch Records. Bachem shall maintain the manufacturing process and method information in its own formal in manufacturing batch records. COAs including a CoC in English shall be sent to Xeris in a PDF file or equivalent.

Section 5.5 Manufacturing Process. Product must be manufactured, tested, released and packed in compliance with the requirements of the provisions of this Quality Assurance Agreement and CGMPs. Any changes made to the established manufacturing process are subject to Bachem’s change control process as described in Article 7 of this Quality Assurance Agreement hereunder. Xeris shall be notified in advance of any Major Changes associated with the manufacture and quality control of Product.

Section 5.6 Facilities. Bachem shall manufacture the Product in facilities which are regularly monitored by Bachem to demonstrate compliance with applicable cGMP guidelines and codes of practice for the type of production.

Section 5.7 Batch Numbering. Bachem shall implement and use a unique batch numbering system for numbering each batch of Product. This number shall appear on all documents relating to the particular batch of Product. Bachem is responsible for maintaining an associated lot genealogy, where the final lot number may be traced back to the intermediates and starting materials used in the specified batch.

Section 5.8 Date of Manufacture. Bachem Shalt allocate the dale of manufacture as the dale when ail manufacturing work has been completed and the batch is ready for release testing. Bachem shall ensure that stability and retest dates are aligned with Bachem’s assigned Date of Manufacture.

Section 5.9 Re-Test Date. The re-test date for Product shall be allocated based on the date of manufacture together with the retest period established by stability data generated using Product produced by the validated manufacturing process.

Section 5.10 Rework and Reprocessing. Reprocessing and rework of Product is permitted with rework steps that have been validated as part of the manufacturing process and in accordance with the provisions of the ICH Q7 guideline Bachem will notify Xeris prior to any reworking.

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Section 5.11 Manufacturing and Equipment Data. Bachem shall be responsible for keeping records of equipment usage, cleaning, raw material batch numbers and certification as well as in process results and parameters. Such documentation shall be retained by Bachem as described in Section 6.9 hereunder.

Section 5.12 Training and Personnel. Bachem shall maintain a GMP compliant training program. Bachem will ensure and document that employees have and maintain education, naming, and experience appropriate to their job duties. Bachem will not employ any person or GMP service provider listed in the DMF that has been debarred by any Competent Authorities or, to Bachem’s knowledge, is currently under any investigation which could lead to such debarment. Bachem will provide upon request the required statement supporting the claim that none of the employees or service providers listed in the DMF have been debarred or, to Bachem’s knowledge, are under investigation by any Competent Authorities.

Section 5.13 Drug Master File. In mutually agreed countries, Bachem will maintain the Product DMF according to requirements defined by each local Competent Authority. Bachem will provide a letter to the specified Competent Authority at Xeris’ request in accordance with Section 5.2 of the Agreement allowing such Competent Authority to review Bachem’s Product DMF relative to any Xeris submission.

ARTICLE 6

QUALITY ASSURANCE AND QUALITY CONTROL

Section 6.1 Sampling and Samples. Bachem shall ensure that representative samples of Product are taken in accordance with GMP guidelines. Bachem will store API retention samples for all lots produced, sufficient to perform at least [***] full specification analyses, in containers that are equivalent to or more protective than the commercial packaging in accordance with the applicable GMP guidelines API samples will be retained for a minimum of [***] as of batch release. These retain samples will not be specific to Xeris. Xeris shall retain sufficient samples of Product for [***]. A quantity sufficient to perform [***] tests of Products shall be retained by Xeris.

Section 6.2 Testing of Raw Materials. Bachem shall ensure that materials and packaging components used to manufacture the Product’s) are in compliance with the specifications as defined by Bachem and, if applicable, disclosed to Xeris for on-site review in Bubendorf. Reduced testing shall be permitted for vendors that have been formally qualified by Bachem and have a demonstrated history of meeting all test specifications, per an approved Bachem SOP. In this case raw materials for use in the manufacture of the Product shall be tested at a minimum for identity on each shipment delivered. Bachem will store retention samples of all STARTING MATERIALS and IMTERMEDIATES used sufficient to perform at least [***] full specification analyses and meaningful use tests, in containers that are equivalent to or more protective than the commercial packaging. In all cases, sample packaging and storage conditions shall maintain the physical and chemical integrity of the sample. Samples are to be retained for [***]. However, there will be no retains (or compressed gasses and extremely hazardous materials.

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Section 6.3 In-Process Testing. Bachem shall be responsible for ensuring that all required in-process testing is completed using suitable methods, when applicable, and documented. This will include environmental controls where required. Bachem shall also be responsible for defining appropriate tests and criteria.

Section 6.4 Specifications. Bachem shall implement Specifications for the Product as mutually agreed in this Quality Assurance Agreement. It will remain the responsibility of Xeris to ensure that the Specifications are appropriate for The intended use of Product.

Section 6.5 Approval to ship the Product. Bachem shall be responsible for ensuring that the Product conforms to the Specifications and has been made and tested in accordance with the manufacturing procedure and with all provisions or this Quality Assurance Agreement This will be carried out by Bachem’s Qualified Person or deputy before any shipment of Product to Xeris.

Section 6.6 Certificate of Analysis. Bachem shall issue a Certificate of Analysis serving as a confirmation that The Product has been manufactured and tested in accordance with the GMP requirements and with all provisions of this Quality Assurance Agreement The Certificate of Analysis will be signed by Bachem’s Qualified Person or deputy and provide full analytical results for each batch. It will be supplied with each delivery of each batch of Product.

Section 6.7 Release of Product for use by Xeris. Bachem shall release Products under their quality system ensuring compliance with applicable regulations Release documentation shall accompany a CoA / CoC as described in this document. Xeris shall be responsible for release of the Products for further use. Xeris shall alto be responsible for ensuring that all further medicinal use of Product is in accordance with the relevant laws and regulations.

Section 6.8 Documentation. Bachem shall create and maintain complete manufacturing and control documentation that is at minimum comprised of (i) a completed batch production record including m-process controls; and (ii) a completed analytical batch record; and (iii) equipment charts and print-cuts, and (iv) any documentation on investigations, deviations, OOS or failures as applicable (v) employee training files and records to support manufacturing (vi) cleaning, maintenance and validation records lo support manufacturing.

Section 6.9 Document Retention. Bachem shall retain all documentation relevant to the manufacture and release of the Product securely and for a minimum of [***]. The documentation will be available to Xeris and Competent Authorities for on-site review at Bachem in Bubendorf.

Section 6.10 Retained Samples. Bachem Shall retain sufficient samples of Product for [***] years after batch release A quantity sufficient to perform at least [***] shall be retained. Xeris Shall retain Product samples as described in Section 6.1 above.

Section 6.11 Stability Studies. Bachem will run stability testing under ICH conditions according to the relevant Bachem’s SOP.

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Section 6.12 Rejection of Product by Xeris. Any problem likely to cause rejection (excluding Latent Defects as defined above) of Product shall promptly be notified to Bachem after It Is identified and in any event within [***] of receipt of Products by Xeris.

Section 6.13 Reference Standards. Bachem will use a fully qualified internal reference standard which is qualified according to expectations of Competent Authorities and as detailed in current guidance documents which may be amended from time to time. Bachem and Xeris will collaborate to consider implementation of USP methods and reference standard when appropriate and practical.

Section 6.14 Conflict Resolution of Analytical Issues. In the event that a dispute arises between Bachem and Xeris in the analysis of the Product, the resolution shall conform with GMP rules on OOS results and shall proceed in stages. The first stage requires direct communication between analytical experts from the Parties to determine that the methods of analysis are the same and are being executed in the same manner at both sites. In a second stage, carefully controlled and split samples shall be exchanged to attempt to reach agreement. Should there be a failure to achieve a common set of results, analytical experts from the Parties shall be required to meet to work through the analysis of a mutually agreed sample, if these actions fail to achieve a common set of results a qualified, independent, third party referee laboratory shall be used to achieve resolution. This laboratory shall be selected mutually by the Parties. The results from this referee laboratory shall be binding on both Parties. Whatever the outcome, Xeris retains the right to decide whether the Product will be used to manufacture Xeris’s Pharmaceutical Product. Nothing in this Section 6.14 shall be construed to limit Bachem’s or Xeris’ rights.

Section 6.15 Conflict Resolution in Quality Assurance Issues. In the event that a dispute arises between Bachem and Xeris concerning the acceptability of a batch of Product, the resolution shall proceed in stages The first stage requires direct communication between The responsible quality assurance personnel from the Parties to determine the facts of the matter and to produce an investigation report. This report shall contain complete details of the problem together with any discussion on the validity and weight to be applied to any results The investigation report shall be reviewed by the senior quality personnel from the Parties and the Parties shall determine together the action to lake It these actions fail to achieve resolution, a qualified, independent external quality consultant shall be used to decide the appropriate action This consultant shall be selected mutually by the Parties. The results from this consultant shall be binding on both Parties. Whatever the outcome, Xeris retains the right to decide whether the Product will be used to manufacture Xeris’s Pharmaceutical Product. Nothing in this Section 6.15 shall be construed to limit Bachem’s or Xeris’s rights.

Section 6.16 Right to Audit. Bachem shall allow representatives of Xeris to have access to is manufacturing, warehousing and laboratory premises and to the associated records including inspection reports, Bachem responses and corrective actions generated from the inspection by any Competent Authority, related to Product or Quality Systems if adversely impacting quality and supply of Product and redacted as necessary to preserve the confidential information of third parties, with prior written reasonable notice for audit purposes. Xeris shall follow Bachem systems and procedures to ensure the safety, confidentiality and security of

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Bachem processes, facilities and personnel during any audit Responses to audit findings will be provided by Bachem within [***] of Bachem’s receipt of an audit findings report from Xeris. Initial responses to critical observations that have the potential to impact safety, identity, strength purity or quality (SISPQ) of the Product will be provided to Xeris within [***].

Section 6.17 Audit Schedule. Without limiting Xeris’s rights, Bachem agrees to support Xeris audits according the following schedule:

1.	[***] per year;

2.	[***] additional technical meeting associated with the NOA review as agreed between the parties;

3.	For cause audits may be conducted by Xeris with reasonable notice.

Section 6.18 Audit of Competent Authorities. Bachem shall permit inspection by applicable Competent Authorities Bachem shall notify Xeris, in advance to the extent practical, of any inspections by a Competent Authority specifically related to the Product If results of an unrelated inspection by a Competent Authority may impact Product. Bachem shall notify Xeris promptly, this includes unrelated inspectional findings that may impact the process, facilities, equipment, laboratories or personnel used to manufacture, test and store Xeris Products.

Interactions with Competent Authorities. In the cases of responses to findings by inspectors representing Competent Authorities, Bachem will meet mandatory response timelines and m the case where time is needed to provide a complete response. Bachem will notify the Competent Authority and work aggressively to ensure the complete responses meet timelines specified by the Competent Authorities Bachem will provide Xeris with copies of all correspondence including corrective actions for those observations impacting Xeris products. In the case when DMF queries received by Bachem from Competent Authorities are associated with third parties’ applications, Bachem will notify Xeris if the regulatory queries may impact Xeris’s Pharmaceutical Products and program timelines. In the case when queries or requested changes from regulators may produce a conflict between Xeris’s Pharmaceutical Products and program(s) and Bachem’s’ changes relative to a third party’s application. Bachem will reasonably cooperate with Xeris in order to limit impact on Xeris’s Pharmaceutical Products and programs. Xeris will also cooperate in good faith to support the intended change.

Section 6.19 Latent Defects. Upon discovery that any batch, previously approved by Bachem and delivered to Xeris, fails to conform to its Specifications or the regulatory dossier or has in any way been adulterated. Bachem shall promptly notify Xeris of such failure and of the nature thereof in detail, including supplying Xeris with all relevant investigation reports and data. If Xeris notices any Latent Defects. Xeris shall inform Bachem in writing immediately, but no later than [***] alter their discovery and within [***] after receipt of the respective batch of Product. Xeris shall simultaneously send samples of the alleged faulty Product to Bachem. Bachem shall investigate all such failures promptly, at its expense, and co-operate with Xeris in determining the cause for the failure and the corrective action required.

Section 6.20 Product Complaints. Xeris shall be responsible for coordinating The investigation of any complaints about the Xeris’ Pharmaceutical Product made from Product(s) and shall notify Bachem of any complaint which may be related to The quality of Product Bachem shall investigate and provide a rapid initial response and a report as soon as possible.

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Section 6.21 Product Recall. Xeris shall be responsible for instituting a medical product recall scheme for Xeris’ Pharmaceutical Product. Bachem will inform Xeris as soon as possible, but no later than [***] after Bachem becomes aware of such information. In case Xeris does not agree then Xeris releases Bachem from all consequent financial and liability obligations. Xeris shall notify Bachem of any recall of Xeris’ Pharmaceutical Product, which may be due to manufacture, components or tests performed on Product(s) by Bachem. Bachem shall provide a rapid initial response and then a full report as soon as possible The Parties shall cooperate on the response to the authorities.

ARTICLE 7

DEVIATIONS AND INVESTIGATIONS

Section 7.1 Deviations. (Major) Bachem shall ensure that any Major Deviation is carefully investigated, evaluated and documented by quality assurance of Bachem Investigations shall include root cause determination and corrective actions, where applicable which must be reviewed and approved by Bachem’s quality assurance personnel Bachem will provide access to alt documentation with respect to Major Deviations to Xeris on-site at Bachem’s facility.

Section 7.2 Deviations. (Minor) Bachem shall ensure that any Minor Deviation is carefully evaluated and documented by quality assurance of Bachem. In the case of Minor Deviations Bachem quality assurance and regulatory affairs will evaluate the acceptability regarding GMP, and the impact on conformity with regulatory submissions. Each investigation must give rise to an explanation and for corrective action, which must be reviewed and approved by Bachem’s quality assurance personnel Bachem will ensure investigation closeout and corrective actions are completed prior to release of Product, if applicable Bachem will provide access to all documentation with respect to Minor Deviations to Xeris on-site al Bachem’s facility.

Section 7.3 OOS Results, and Failure Investigations. Bachem shall be responsible for investigating any OOS results that occur with testing of the Product. According to Bachem’s OOS procedure, an initial tab error investigation will clarify whether the OOS result was caused by a lab error or by a batch failure. In case of a batch failure the Investigation will be expanded at minimum to evaluate the cause of the failure and its impact on earlier and later production lots. Each investigation must give use to an explanation and/or corrective action which must be reviewed and approved by Bachem’s quality assurance. OOS and failure investigations must be completed prior to Product release.

ARTICLE 8

CHANGE CONTROL

Section 8.1 Change Control. Bachem shall maintain a local Change control system that ensures compliance with GMP regulatory submissions and with all provisions of this Quality Assurance Agreement. All changes will be evaluated by competent management personnel

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CONFIDENTIAL

regarding the technical implications Bachem’s quality assurance and regulatory affairs will evaluate the acceptability of the changes to Product regarding GMPs, the impact on Product quality end stability as well as on conformity with regulatory submissions. Bachem will notify Xeris of any/all proposed Major Changes to the manufacturing process, quality controls, specifications, methods of control, prior to initiation.

ARTICLE 9

VALIDATION AND QUALIFICATION

Section 9.1 Process Validation. Bachem will ensure that the manufacturing process used is fully validated, approved by Bachem’s Quality Assurance and Regulatory Affairs groups and meets Competent Authorities requirements. Bachem will document the process validation, and at Xeris’ request, disclose such documentation to Xeris for on-site review at Bachem.

Section 9.2 Equipment Calibration. Bachem shall be responsible for ensuring that manufacturing is carried out according to Competent Authorities requirements and ICH Q7 rules using calibrated equipment Bachem shall be solely responsible for the equipment calibration and equipment maintenance program including record retention, recall bra lion, and preventive maintenance

Section 9.3 Cleaning Validation. Bachem shall be responsible for ensuring that adequate cleaning is carried out between batches of different products to prevent cross contamination Bachem shall also be responsible for conducting cleaning verification or validation as appropriate (to ensure the integrity of all products, including critical carry-over from similar batches).

Section 9.4 Facility and Utility Qualification (IQ, OQ, PQ). Bachem Shall be responsible for The qualification and maintenance as appropriate of all relevant utilities, equipment, computer systems and facilities associated with the manufacture, storage or testing of Product according to Competent Authorities requirements.

ARTICLE 10

SPECIFIC RESPONSIBILITIES

Without limiting each Party’s rights and obligations as otherwise set forth in this Quality Assurance Agreement, the following chart sets forth each Party’s specific responsibilities in connection with quality assurance matters relating to the manufacture of Product:

RESPONSIBILITY	Bachem	Xeris
Manufacture		—
Manufacture of the API	[***]	[***]
Development of manufacturing process for the API	[***]	[***]
Manufacturing documentation for the API	[***]	[***]
Ownership of manufacturing process and documentation for the API	[***]	[***]

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RESPONSIBILITY	Bachem	Xeris

Procurement of the API raw and starting materials	[***]	[***]

Analytical, Laboratory, Sampling and Control

Retain and store samples of all materials and the API	[***]	[***]

Sampling, analysis and release of materials for API	[***]	[***]

In-process analyses for manufacture of the API	[***]	[***]

Reference standards for laboratory analysis performed by Bachem	[***]	[***]

Incoming material testing of the API upon receipt and keeping retained samples as required by competent authorities	[***]	[***]

Quality Assurance Activities for API

Batch numbering _	[***]	[***]

Approval of master batch documents	[***]	[***]

Preparation and review of the batch production, analytical and packaging records as well as of associated documents	[***]	[***]

Assurance of correct storage conditions for the API prior to shipment to Xeris	[***]	[***]

Release of API to Xeris	[***]	[***]

Release of API for Xeris’ Pharmaceutical Product manufacture	[***]	[***]

Shipping documentation	[***]	[***]

Material safety data sheet provision	[***]	[***]

Maintain a change control system	[***]	[***]

Provide API Specification as maintained in DMF	[***]	[***]

Approve API Specifications and ensure that Specifications are appropriate for further use	[***]	[***]

Change Control for Specifications (Bachem for technical feasibility, Xeris for further use)	[***]	[***]

Failure investigation in case of batch failure	[***]	[***]

Regulatory Documentation for API

Scheduling and ordering the regulatory work documentation and submissions for API section of Xeris’ Drug Products, as needed	[***]	[***]

Submission and maintenance of DMF for API	[***]

Stability studies for The API	[***]	[***]

NDA or MAA submission and maintenance (or Xeris1 Drug Products	[***]	[***]

Hosting GMP Inspections for the API by the Competent Authorities	[***]	[***]

Maintain site registration licenses	[***]	[***]

Validation for API

Qualification of equipment for manufacturing and analysis	[***]	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

CONFIDENTIAL

RESPONSIBILITY	Bachem	Xeris

Cleaning validation and cleaning verification	[***]	[***]

Validation of test methods	[***]	[***]

validation of manufacturing process	[***]	[***]

Validation of computerized systems	[***]	[***]

Complaint Handling, Drug Safety

Review and resolution of Xeris’ Pharmaceutical Product quality complaints when applicable to API	[***]	[***]

Decisions regarding the notification of critical API quality issues to Swissmedic and Xeris	[***]	[***]

Decisions regarding recalls and field alerts of Xeris’ Pharmaceutical Product	[***]	[***]

ARTICLE 11

CONFIDENTIALITY

Section 11.1 Confidentiality Restriction of Use. The Confidential Information communicated by one Party to The other Party under this Quality Assurance Agreement through written documents or by any other means or any pan thereof shall be kept in confidence by the receiving Party which agrees to use the Confidential Information solely for The purpose of implementing this Quality Assurance Agreement. This confidentiality shall survive the termination of this Quality Assurance Agreement for [***] years

ARTICLE 12

MISCELLANEOUS

Section 12.1 Review terms of QAA. Bachem and Xeris shall evaluate in good faith the validity of the provisions defined in this Quality Assurance Agreement every [***] years (or sooner, to the extent required by applicable laws of the manufacturing site) starting at the Effective Date.

Section 12.2 Governing Law, Dispute Resolution. Any dispute a using cut of or in connection with this Quality Assurance Agreement, including any question regarding its existence, validity or termination, shall be referred lo and finally resolved by arbitration under the London Court of International Arbitration Rules, which Rules are deemed to be incorporated herein by reference. The number of arbitrators shall be one. The seal, or legal place, of arbitration shall be London, England. The language to be used in the arbitral proceedings shall be English. The governing law of the contract shall be the substantive law of Switzerland.

Section 12.3 Annexes. The Annexes referenced in this Quality Assurance Agreement are specifically made a part hereto.

Section 12.4 Amendment. Any amendment or modification of this Quality Assurance Agreement must be in writing and signed by authorized representatives of both Parties.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

CONFIDENTIAL

Section 12.5 Prevailing Agreement. To the extent that there is a conflict between, or ambiguity relating to this Quality Assurance Agreement and any other Agreement, the wording of this Quality Assurance Agreement shall govern any and all quality matters.

Section 12.6 Language. This Quality Assurance Agreement is made in the English language.

Section 12.7 Number of Copies. Two master copies exist, one with each of the Parties.

Section 12.8 Term. This Quality Assurance Agreement shall commence as of the Effective Date and shall terminate [***] years after shipment of the final Batch of Product. For clarity, this Quality Assurance Agreement shall be terminated automatically, if no shipments of the Product to Xeris have been made over a period of [***] consecutive years. Termination of this Quality Assurance Agreement shall not relieve the Parties of any obligation accruing prior lo termination and shall not extinguish any antecedent breach of any provisions thereof, and such provisions of this Quality Assurance Agreement which, by their terms, survive shall continue in full force and effect after such termination.

Section 12.9 Assignment. Neither of the Parties shall assign or transfer this Quality Assurance Agreement or any of their respective rights or obligations hereunder without the prior written consent of the other Party, which shall not be unreasonably withheld or delayed, except that either Party may assign this Agreement and The rights and obligations hereunder without the consent of the other Party to any person succeeding to all or substantially all of the business or assets of The Party relating to the Product

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have caused this Quality Assurance Agreement lo be duly executed by their authorized representatives on the Effective Dale.

Bubendorf .Switzerland

Bachem AG

By	/s/ Gerard Haas December 9, 2015	By:	/s/ Jan van Bebber December 9, 2015
	Dr Gerhard Haas		Dr. Jan van Bebber
	VP QAVRA		Director QA/RA

Austin. TX USA

Xeris Inc.

By	/s/ Yash Sabharwal November 20, 2015
Yash Sabharwal
Chief Operating Officer

By	/s/ Banir Ruano November 20, 2015
Banir Ruano
VP of Global Manufacturing & Tech Ops

By	/s/ Rebecca Waterbury December 2, 2015
Rebecca Waterbury
VP of Quality

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

CONFIDENTIAL

Xeris / Bachem Quality Assurance Agreement	ANNEX 1 SPECIFICATIONS	Glucagon

The Product shall be released against the following Specifications:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

CONFIDENTIAL

Product: Glucagon, Pharma Grade Material

[***]

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

CONFIDENTIAL

Xeris / Bachem Quality Assurance Agreement	ANNEX 2 APPROVED CONTRACT LABORATORIES	Glucagon

Certain analytical services are provided (or Bachem AG by contract laboratories. Following please find the list of these institutes / companies including their potential service(s). All listed subcontractors are appropriately Qualified by Bachem Alternatively to using a contract laboratory these tests may be performed in house at Bachem provided that the specific technique is available.

Contract laboratory	Description of typical service(s)
[***]	[***]

[***]	[***]

[***]	[***]

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Amendment 1 to the

Quality Assurance Agreement

This Amendment 1 (the “Amendment 1”) is made as of October 31, 2016 (the “Effective Date”) by and between Bachem AG, an entity organized under the laws of Switzerland, with its principal place of business at Hauptstrasse 144, CH-4416 Bubendorf, Switzerland (“Bachem”), and Xeris Pharmaceuticals, Inc., an entity organized under the laws of Texas, with its principal place of business at 3208 Red River Street, Suite 300, Austin, TX 78705, USA (“Xeris”).

PREAMBLE

WHEREAS, Bachem and Xeris have entered into a Quality Assurance Agreement between the Parties effective as of November 20, 2015 the “Quality Assurance Agreement”;

WHEREAS, Bachem and Xeris now mutually desire to amend, modify and restate certain terms and conditions of the Quality Assurance Agreement.

NOW THEREFORE, the Parties hereto, intending to be legally bound, agree as follows:

1.	Definitions

The capitalized terms used in this Amendment 1 shall have the meaning ascribed to such terms in the Quality Assurance Agreement, unless otherwise stated.

2.	Amendments

The Parties agree that, as of the Effective Date, the Quality Assurance Agreement is amended as set forth in this Section 2.

2.1 Section 3.3 (Notices to Xeris) of the Quality Assurance Agreement shall be deleted in its entirety and replaced by the following:

Section 3.3 Notices to Xeris. Any notice to Xeris shall be addressed to:

Xeris Pharmaceuticals, Inc., 3208 Red River Street, Suite 300

Austin, TX 78705

[***]

3.	MISCELLANEOUS

3.1 The Parties agree that the provisions of this Amendment 1 shall be applied with immediate effect. For the avoidance of doubt it is acknowledged that the provisions of this Amendment 1 shall be valid for future manufacturing and release of the Product.

3.2 In the event of any conflict between the terms of this Amendment 1 and the terms of the Quality Assurance Agreement the terms of this Amendment 1 shall prevail.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

3.3 Except as expressly modified by this Amendment 1, the terms and provisions of the Quality Assurance Agreement remain and shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment 1 to the Quality Assurance Agreement to be duly executed by their authorized representatives on the Effective Date.

Bubendorf, November 3, 2016

Bachem AG

By:	/s/ Gerard Haas	By:	/s/ Jan van Bebber
	Dr. Gerhard Haas		Dr. Jan van Bebber
	Vice President QA/RA		Director QA/RA

Austin, TX USA, November 7, 2016

Xeris Inc.

By:	/s/ Benir Ruano
Benir Ruano
VP of Global Manufacturing & Tech Ops

By:	/s/ Leslie Osmera
Leslie Osmera
VP of QA

2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Amendment 2 to the

Quality Assurance Agreement

This Amendment 2 (the “Amendment 2”) is made as of January 26, 2017 (the “Effective Date”) by and between Bachem AG, an entity organized under the laws of Switzerland, with its principal place of business at Hauptstrasse 144, CH-4416 Bubendorf, Switzerland (“Bachem”), and Xeris Pharmaceuticals, Inc., an entity organized under the laws of Texas, with its principal place of business at 3208 Red River Street, Suite 300, Austin, TX 78705, USA (“Xeris”).

PREAMBLE

WHEREAS, Bachem and Xeris have entered into a Quality Assurance Agreement between the Parties effective as of November 20, 2015, an amendment to the Quality Assurance Agreement dated October 31, 2016 (“Amendment 1”) collectively comprising the “Quality Assurance Agreement”;

WHEREAS, Bachem and Xeris now mutually desire to amend, modify and restate certain terms and conditions of the Quality Assurance Agreement.

NOW THEREFORE, the Parties hereto, intending to be legally bound, agree as follows:

1.	DEFINITIONS

The capitalized terms used in this Amendment 2 shall have the meaning ascribed to such terms in the Quality Assurance Agreement, unless otherwise stated.

2.	AMENDMENTS

The Parties agree that, as of the Effective Date, the Quality Assurance Agreement is amended as set forth in this Section 2.

2.1 Exhibit A (Specifications) of the Quality Assurance Agreement shall be deleted in its entirety and replaced by the following:

(The remainder of this page is intentionally left blank)

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COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Xeris / Bachem Quality Assurance Agreement	ANNEX 1 SPECIFICATIONS	Glucagon

The Product shall be released against the following Specifications:

[***]

Tests	Specifications	Controls
Appearance R	[***]
Appearance of solution R	[***]
Identification (HPLC)	[***]
Identification (HPLC)[1,2]	[***]
Identification (amino acid analysis)	[***] [***] [***] [***] [***] [***] [***] [***]
Identification (MS)[2]	[***]
Specific optical rotation	[***]

Related substances (HPLC) R	[***]

Peptide content R (elemental analysis)	[***]
Assay (HPLC) 1,2,R	[***]
Bioassay	[***]
Mass balance	[***]
Water content (Karl Fischer)R	[***]
Residue on ignition	[***]
Acetic acid content (HPLC)	[***]
Ammonium content (IC)	[***]
Chloride content (titration)	[***]
Residual organic solvents (GC)	[***]

2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

[***]

Nitrogen content R (elemental analysis)	[***]

Zinc content (ICP-OES)	[***]

Bacterial endotoxins (USP <85>)	[***]

Microbial limit test (USP <61>) Total aerobic microbial count (TAMC)	[***]

Total yeasts and moulds count (TYMC)	[***]

R	performed for retest
[1]	the analytical test method is based on the Glucagon monograph of [***]
[2]	report separately as Additional Data

To be analyzed according to [***]

Product: Glucagon, Pharma Grade Material

Bachem No.: [***]

Peptide Sequence: [***]

3.	MISCELLANEOUS

3.1 The Parties agree that the provisions of this Amendment 2 shall be applied with immediate effect. For the avoidance of doubt it is acknowledged that the provisions of this Amendment 2 shall be valid for future manufacturing and release of the Product.

3.2 Both Parties acknowledge and Xeris agrees that there will be a Major Change to the existing Quality Assurance Agreement within the next months (Change request letter dated February 22, 2016) and therefore the Agreement will be amended with the new Quality Standard reflecting such Change as soon as available.

3.3 In the event of any conflict between the terms of this Amendment 2 and the terms of the Quality Assurance Agreement or the terms of the Amendment 1, the terms of this Amendment 2 shall prevail.

3.4 Except as expressly modified by this Amendment 2, the terms and provisions of the Quality Assurance Agreement and Amendment 1 remain and shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment 2 to the Quality Assurance Agreement to be duly executed by their authorized representatives on the Effective Date.

3

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Bubendorf, February 8, 2017

Bachem AG

By:	/s/ Gerard Haas	/s/ Jan van Bebber
Dr.	Gerhard Haas	Dr. Jan van Bebber
Vice President QA/RA		Director QA/RA

Austin, TX USA, February 16, 2017
Xeris Inc.

By:	/s/ Benir Ruano	/s/ Leslie Osmera
Benir Ruano		Leslie Osmera
VP of Global Manufacturing & Tech Ops		VP of QA

4